Shareholders' Equity and Net Income Per Common Share	12 Months Ended
Dec. 31, 2024
Stockholders' Equity Note [Abstract]
Shareholders' Equity and Net Income Per Common Share	SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHARE
Our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2024, 2023 and 2022. We did not repurchase any shares pursuant to this authorization during 2024. During 2023 and 2022 repurchases were made through open market and negotiated transactions and totaled 298,601 and 181,586 shares of common stock, respectively for an aggregate purchase price of $5.2 million and $4.0 million, respectively.
A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2024	2023	2022
	(In thousands, except per share amounts)
Net income	$66,790	$59,067	$63,351

Weighted average shares outstanding (1)	20,892	20,976	21,096
Stock units for deferred compensation plan for non-employee directors	180	160	137
Performance share units	31	23	25
Effect of stock options	3	11	38
Weighted average shares outstanding for calculation of diluted earnings per share	21,106	21,170	21,296

Net income per common share
Basic (1)	$3.20	$2.82	$3.00
Diluted	$3.16	$2.79	$2.97
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(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.
Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2024, 2023 and 2022, respectively.